IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                             AQUILA
               CHURCHILL TAX-FREE FUND OF KENTUCKY
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017

                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on April 25, 1997

TO SHAREHOLDERS OF THE FUND:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Aquila Churchill Tax-Free Fund of
Kentucky (the "Fund") will be held

Place:    (a)  at the Kentucky Derby Museum,
               704 Central Avenue,
               Louisville, Kentucky 40201

Time:     (b)  on April 25, 1997 at 10:00 a.m. local time

Purposes: (c)  for the following purposes:

               (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the
                    selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1997 (Proposal No.
                    1); and


Please Note:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

               (iii)     to act upon any other matters which may
                         properly come before the Meeting at the
                         scheduled time and place or any
                         adjourned meeting or meetings.

Who Can
Vote What
Shares:   (d)  To vote at the Meeting, you must have been a
               shareholder on the Fund's records at the close of business on February 3, 1997 (the "record date").
               Also, the number of shares held by you according to such records at the close of business on the record date determines the number of shares you may vote at the Meeting (or any adjourned meeting or meetings).


                    By Order of the Board of Trustees


                         EDWARD M. W. HINES
                         Secretary


February 20, 1997



                              (ii)

                             AQUILA
               CHURCHILL TAX-FREE FUND OF KENTUCKY

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION


     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Aquila Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     This Notice and Proxy Statement are first being mailed on or about February 20, 1997.

     A copy of the Fund's most recent Annual Report and most recent Semi-Annual Report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison avenue, Suite 2300, New York, NY 10017 or by calling 800-872-5859 toll-free or 212-697-6666.

     The Fund's founder and administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's investment adviser is Banc One Investment Advisors Corporation, 416 West Jefferson Street, Louisville, KY 40202.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee, by striking a line through the nominee's name on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on that proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on the proposal, the proxy holders will vote your shares for the proposal.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Fund in writing;
(ii) signing a new and different proxy card (if the Fund receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting. Brokers' shares held by them in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of these shares. The Fund will pay these firms for their out-of-pocket expenses for doing so.

     The Fund has three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date the net asset value per share of the Fund's Class A shares and Class C shares was $10.52, and the net asset value of its Class Y shares was $10.53. The meeting will act upon matters that affect the Fund as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all three classes of the Fund are entitled to vote at the meeting. The Fund is the only operating series of Churchill Tax-Free Trust, a Massachusetts business trust.

     On the record date, the total number of shares outstanding for the Fund was 21,784,809. Of the shares of the Fund outstanding on the record date, BHC Securities, Inc, 2005 Market Street, Philadelphia, PA held of record 1,649,977 Class A shares (7.8%) and 22,894 Class C shares (45%); J.C. Bradford & Co. C/F Susan M Berberich, M.D. held 9,557 Class C shares (18.8%); National City Bank of Kentucky TTEE Cardinal Aluminum Co., Cleveland OH held 79,633 Class Y shares (13%) and BankDan c/o Central Kentucky Trust Co., Danville, KY held 30,675 Class Y shares (5.%). On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients. John K. Codey held 7,117 Class C shares (14.1%). The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, nine Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee, and was previously elected by the shareholders at the annual meeting of the Fund held on April 26, 1996. Each Trustee has been a Trustee since the beginning of the Fund's operations in 1987 and was either named as a Trustee in the original Declaration of Trust or was named as a Trustee by such original Trustees, and was also elected as a Trustee by the Fund's original sole shareholder, Aquila Management Corporation, except for Mr. Nightingale who has been a Trustee since 1993, Messrs. Christopher and Mason, who have been Trustees since 1992 and Ms. Herrmann, who became a Trustee in 1995. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and as a Director, officer and shareholder of the Distributor. Ms. Herrmann is an interested person of the Fund as a member of his immediate family. Ms. Leven is an interested person as a beneficiary of a trust that owns shares of the parent company of the Adviser. They are so designated by an asterisk.

     Described in the following material are the name, positions with the Fund, age as of February 3, 1997, and business experience during at least the past five years (other than with the Fund) of each nominee and all officers of the Fund.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 67, Shares Owned: 572 (1)

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Fund are called the Aquila Bond and Equity Funds; and Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.


(1) Includes 387 shares held by the Administrator.


Thomas A. Christopher, Trustee, Age: 49, Shares Owned: 1,216

Shareholder of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President of A Good Place for Fun, Inc., a sports facility, since 1987; active member of the American Institute of Certified Public Accountants; Board of Directors of the Kentucky Society of CPAs 1991 to 1994; Trustee of Churchill Cash Reserves Trust since 1985; presently active in leadership roles with various civic, community and church organizations.

Douglas Dean, Trustee, Age: 47, Shares Owned: 5,639

Founder and President of Dean, Dorton & Ford P.S.C., a public accounting firm, since 1979; previously Staff Accountant, Tax Supervisor and Tax Manager with Coopers & Lybrand, a public accounting firm; Trustee of Trent Equity Fund, an equity mutual fund, 1992-1994; Trustee of Churchill Cash Reserves Trust since 1995; Active as an officer and board member of various charitable and community organizations.

Diana P. Herrmann*, Trustee, Age: 38, Shares Owned: 495

Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994 and of Churchill Cash Reserves Trust since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Senior Vice President or Vice President and formerly Assistant Vice President of the Money Funds since 1986; Vice-President of Prime Cash Fund (which is inactive), since 1986, of Cascades Cash Fund 1989-1994, and of Short Term Asset Management Fund, 1986-1988; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Fund's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Ann R. Leven*, Trustee, Age: 56, Shares Owned: 1,009

Treasurer of the National Gallery of Art, Washington, D.C., since 1994, Deputy Treasurer, 1990-1994; Treasurer of the Smithsonian Institution, Washington, D.C., 1984-1990; President of ARL Associates, strategic consultants, since 1983; Vice President/Senior Corporate Planning Officer of The Chase Manhattan Bank, N.A., 1979-1983; Treasurer of The Metropolitan Museum of Art, 1972-1979; Trustee of Short Term Asset Reserves, 1984-1993, of Tax-Free Trust of Oregon since 1986, of Cascades Cash Fund, 1989-1994, of Churchill Cash Reserves Trust since 1995, and of Aquila Cascadia Equity Fund since 1996; Trustee of Oxford Cash Management Fund, 1987-1988; Director of the Delaware Group of mutual funds since 1989; Adjunct Professor at Columbia University Graduate School of Business Administration since 1975; Trustee of the American Red Cross Endowment Fund, 1985-1990; Member of the Visiting Committee of Harvard Business School, 1979-1985; Member of the Board of Overseers of The Amos Tuck School, Dartmouth College, 1978-1984; Staff Director of the Presidential Task Force on the Arts and Humanities, 1981; Director of Alliance Capital Reserves Fund, a money market fund, 1978-1979.

Theodore T. Mason, Trustee, Age: 61, Shares Owned: 628 (2)

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Anne J. Mills, Trustee, Age: 58, Shares Owned: 983

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA since 1994; Director of the American Baptist Foundation since 1985; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Tax-Free Trust of Arizona since 1986, of Tax-Free Fund of Colorado and Capital Cash Management Trust since 1987 and of Tax-Free Fund For Utah since 1994.

William J. Nightingale, Trustee, Age: 67, Shares Owned: 556

Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, Inc., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Narragansett Insured Tax-Free Income Fund since 1992 and of Churchill Cash Reserves Trust since 1993; Director of Yale International, Inc. (various industrial manufacturing companies); Glasstech Inc. (glass bending equipment and engineering) and Ring's End, Inc. (retail lumber and building supply chain).

James R. Ramsey, Trustee, Age: 48, Shares Owned: 1,471 (2)

Vice President for Finance and Administration, and Professor of Economics, Western Kentucky University; Trustee of Churchill Cash Reserves Trust since 1995; Chief State Economist and Executive Director of the Office for Financial Management and Economic Analysis of the Commonwealth of Kentucky, 1981-1992; Adjunct Professor of the University of Kentucky; Assistant Dean and Director of Public Administration of Loyola University in New Orleans, Louisiana, 1978-1981; Assistant Professor of Public Finance and Administration of Loyola University, 1977-1981; Assistant Professor of Economics, Middle Tennessee State University, 1975-1977; published numerous articles, monographs and working papers on economics and fiscal management.


(2) Held jointly with his wife.


Jerry G. McGrew, Senior Vice President, Age: 52

Vice President since 1987; Vice President of Tax-Free Fund For Utah since 1992; Vice President of Churchill Cash Reserves Trust since 1995; Registered Principal since 1993; Vice President of Aquila Distributors, Inc. since 1993; Registered Representative of J.J.B. Hilliard, W.L. Lyons Inc., 1983-1987; Account Manager with IBM Corporation, 1967-1981; Gubernatorial appointee, Kentucky Financial Institutions Board, since 1993; Chairman, Total Quality Management for Small Business, 1990-1994; President of Elizabethtown/Hardin County, Kentucky, Chamber of Commerce, 1989-1991; President of Elizabethtown Country Club, 1983-1985.

William C. Wallace, Vice President, Age: 61

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

L. Michele Crutcher, Vice President, Age: 32

Registered Representative of Aquila Distributors, Inc. since 1995; Investment Broker, 1990-1994; Sales Assistant, 1984-1990, J.J.B. Hilliard, W.L. Lyons, Inc.; active in Elizabethtown Emmaus Community, United Way of Hardin County, Elizabethtown Junior Women's Club, Big Brothers/Big Sisters, and Fund for the Arts.

Teresa M. Wright, Assistant Vice President, Age: 32

Assistant Vice President of Churchill Tax-Free Fund of Kentucky since 1996; Corporate Safety Director/Human Resource Manager of
Ramsey & Associates, Inc., 1995-1996; Senior Sales Representative of Bluegrass Cellular, Inc., 1993-1995; Account Executive at Lite
105.5 WASE, 1992; Insurance Agent of Northwestern Mutual Life Insurance Company, 1991-1992; Sales Assistant of J.J.B. Hilliard, W.L.
Lyons, Inc. 1990-1991.


Rose F. Marotta, Chief Financial Officer, Age: 72

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 61

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 57

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, Age: 57

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 30

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; formerly a Legal
Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Fund does not pay fees to Trustees affiliated with the Administrator or to any of the Fund's officers. During the fiscal year ended December 31, 1996, the Fund paid $59,858 in fees and reimbursement of expenses to its other Trustees. The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               serves

Thomas A.
Christopher    $6,650              $11,851             2

Douglas
Dean           $7,984              $12,784             2

Ann R.
Leven          $5,933              $18,400             3

Theodore T.
Mason          $6,703              $47,551             8

Anne J.
Mills          $5,300              $28,164             6

William J.
Nightingale    $6,478              $13,942             3

James R.
Ramsey         $6,050              $10,795             2



     The Fund's Administrator is administrator to the Aquilasm Group of Funds which consists of tax-free municipal bond funds, money market funds and two equity funds. As of December 31, 1996, these funds had aggregate assets of approximately $2.7 billion, of which approximately $1.9 billion consisted of assets of the tax- free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the year ended December 31, 1996, the Fund paid or accrued $316,432 in advisory fees to the Adviser. During the year ended December 31, 1995, fees of $587,239 were paid or accrued to the Administrator under the Administration Agreement.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds) including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann. During the fiscal year, the Distributor retained $21,310 in commissions on sales of the Fund's Class A shares. Under the Fund's Distribution Plan the Distributor received $4,724 with respect to the Fund's Class A shares and $1,000 with respect to the Fund's Class C shares. In addition, it received $333 under the Fund's Shareholder Services Plan.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held six meetings. All Trustees were present at least 75% of the total number of Board and (if such Trustee was a member of that Committee) Audit Committee meetings.

             RATIFICATION OR REJECTION OF SELECTION
                     OF INDEPENDENT AUDITORS

                        (Proposal No. 1)

     KPMG Peat Marwick LLP is being recommended as the Fund's independent auditors for the fiscal year ending December 31, 1997; such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Fund's Adviser or the Fund's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

IMPORTANT NOTICE
PLEASE READ
IMMEDIATELY

AQUILA
CHURCHILL TAX-FREE
FUND OF KENTUCKY

[LOGO]

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON APRIL 25, 1997

PROXY STATEMENT

                             AQUILA
              CHURCHILL TAX-FREE FUND OF KENTUCKY

          PROXY FOR SHAREHOLDERS MEETING APRIL 25, 1997

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of CHURCHILL TAX-FREE FUND OF KENTUCKY (the "Fund") does hereby appoint LACY B. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on April 25, 1997, at Kentucky Derby Museum, 704 Central Avenue, Louisville, Kentucky 40201 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Please indicate your vote by an "X" in the appropriate box below.

          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN, THOMAS A. CHRISTOPHER, DOUGLAS DEAN,
DIANA P. HERRMANN, ANN R. LEVEN, THEODORE T. MASON,
ANNE J. MILLS, WILLIAM J. NIGHTINGALE, JAMES R. RAMSEY

       Action on selection of KPMG Peat
       Marwick LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]



                 Dated:  ____________  ______, 1997
                            Month        Day




__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.